Exhibit 10.3

AMENDMENT TO

STANDSTILL AND FORBEARANCE AGREEMENT

This amendment TO STANDSTILL AND FORBEARANCE AGREEMENT (this “Amendment”), is made and executed as of XXXXX XX, 2020 by and among (i) PRESSURE BIOSCIENCES, INC., a corporation incorporated under the laws of the State of Massachusetts (the “Company”), and (ii) XXXXXXXXX, a (limited liability corporation) or (corporation) incorporated under the laws of the State of XXXXXXX (the “Creditor”).

W I T N E S S E T H:

WHEREAS, the Company and the Creditor entered into that Standstill and Forbearance Agreement dated November/December XX, 2019 (the “Standstill Agreement”);

WHEREAS, pursuant to the Standstill Agreement, the Creditor agreed to not convert any portion of their convertible notes into shares of Common Stock until the Expiration Date (as defined in the recitals to the Standstill Agreement), and to waive, through the Expiration Date, all of the Company’s defaults under their convertible notes including, but not limited to, the late filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019. The Company issued shares of Common Stock with a restrictive legend to the Creditor to the Creditor in connection with the entrance into the Standstill Agreement; and

WHEREAS, the parties desire to amend the Expiration Date, as defined in the recitals to the Standstill Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE PROMISES, ACTS, RELEASES AND OTHER GOOD AND VALUABLE CONSIDERATION HEREINAFTER RECITED, THE SUFFICIENCY AND RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND, AGREE AS FOLLOWS:

1. Capitalized Terms. All capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Standstill Agreement.

2. Amendment. The Standstill Agreement is hereby amended to define the Expiration Date as COB XXXXX XX, 2020.

3. On XXXXXX XX, 2020, the Company shall issue the Creditor (at Creditors choice) either (i) $XXXXX cash, or (ii) $XXXXX of the Company’s common stock at a value of $2.50 per share (XXXX shares), with such securities bearing a restrictive legend.

4. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.

5. Continuing Effect of Standstill Agreement. Except as modified by this Amendment, the Standstill Agreement will continue in full force and effect in accordance with its terms. To the extent of any conflicts between the terms of the Standstill Agreement and the terms hereof, the terms of this Amendment will control.

6. Match of Terms. Should any Creditor executing this “Amendment to Standstill and Forbearance Agreement” be given a term that is better than any term offered XXXXX, the Company agrees to match the term with XXXXX.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

PRESSURE BIOSCIENCES, INC.

By:
Name:	Richard T. Schumacher
Title:	Chief Executive Officer

XXXXXXXX, (LLC or Inc.)

By:
Name:
Title:

Standstill Agreement Extension No. X